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                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

          Each person whose signature appears below on this Registration Statement hereby constitutes and appoints each of Eric Nowling and Michael LaBosco with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (unless revoked in writing) to sign any and all amendments (including post-effective amendments thereto) to this Registration Statement to which this power of attorney is attached, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as full to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Power of Attorney has been signed by each of the following persons in the capacities indicated, on the date indicated below.

        Signature                       Title                      Date
        ---------                       -----                      ----

                                 Chairman, President and
                                 Chief Executive Officer
  /s/ Steven J. Bilodeau      (Principal Executive Officer)   September 15, 2003
--------------------------
    Steven J. Bilodeau

    /s/ Robert M. Brill                Director               September 15, 2003
--------------------------
      Robert M. Brill
                             Director, Senior Vice President
                               and Chief Financial Officer
   /s/ Andrew M. Caggia       (Principal Financial Officer)   September 15, 2003
--------------------------
     Andrew M. Caggia

   /s/ Timothy P. Craig                Director               September 15, 2003
--------------------------
     Timothy P. Craig

    /s/ Peter F. Dicks                 Director               September 15, 2003
--------------------------
      Peter F. Dicks

   /s/ James A. Donahue                Director               September 15, 2003
--------------------------
     James A. Donahue

    /s/ Ivan T. Frisch                 Director               September 15, 2003
--------------------------
      Ivan T. Frisch
                              Vice President and Controller
    /s/ Eric M. Nowling       (Principal Accounting Officer)  September 15, 2003
--------------------------
      Eric M. Nowling